UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549

						FORM 8-K

					CURRENT REPORT
	Pursuant to Section 13OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2005

			BOL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana				    0-16934		72-1121561
(State or other jurisdiction    (Commission      (IRS Employer
          of incorporation)      File Number)    Identification No.)

		300 St. Charles Avenue, New Orleans, LA             70130
		(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (504) 889-9400

					N/A
	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(c))


				CURRENT REPORT ON FORM 8-K

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On February 1, 2005, the President and Director of Bank Of Louisiana and Director of BOL Bancshares, Mr. James A. Comiskey died.




					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					BOL BANCSHARES, INC.
					(Registrant)


March 29, 2005		      /s/ G. Harrison Scott
					G. Harrison Scott
					Chairman
					(in his capacity as a duly authorized
					  officer of the Registrant)